Exhibit 10.1

SECOND AMENDMENT TO

CONVERTIBLE PROMISSORY NOTES

This Second Amendment to Convertible Promissory Notes (this “Amendment”) is made effective as of April __, 2020, by and among NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”), and the holders of the Company’s Convertible Promissory Notes as named on the signature page hereto (collectively, the “Subscribers” and each, without distinction, a “Subscriber”).

Background

The Company and the Subscribers previously entered into a series of Subscription Agreements, pursuant to which the Company issued its Convertible Promissory Notes, as amended on December 6, 2019 (collectively, the “Related Notes” and each, without distinction, a “Note”) and Common Stock Purchase Warrants (collective the “Warrants” and each, without distinction, a “Warrant”).

Pursuant to Section 7.6 of the Note, the Company and the holders of a majority in original aggregate principal amount of the Related Notes desire to amend the Related Notes as set forth herein.

Now, Therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Agreement

1.                   Maturity Date. The definition of “Maturity Date” in Section 1.1 of each Note is hereby deleted in its entirety and amended to read as follows:

““Maturity Date” shall mean the earlier of (i) November 1, 2020 and (ii) a Change in Control.”

2.                   Conversion. Section 3.1 of each Note is hereby deleted in its entirety and amended to read as follows:

“3.1 Conversion.

(a)                Conversion upon Qualified Financing. Subject to the applicable provisions of this Section 3.1, at any time on or following a Qualified Financing, prior to the Maturity Date, at the sole election of the Holder, all or a portion of the outstanding principal and accrued and unpaid interest on this Note (the “Outstanding Balance”) may be converted into that number of shares of New Round Stock equal to: (i) the Outstanding Balance elected by the Holder to be converted (the “Conversion Amount”) divided by (ii) the lower of 0.6 multiplied by (A) the actual per share price of New Round Stock and (B) the VWAP of the Common Stock for the ten (10) Trading Days immediately preceding the date of the Qualified Financing.

(b)                Conversion Prior to a Qualified Financing. Subject to the applicable provisions of this Section 3.1, at any time prior to a Qualified Financing, at the sole election of the Holder, all or a portion of the Outstanding Balance of this Note may be converted into that number of shares of the Company’s common stock, par value $0.001 per share (the
“Common Stock”) equal to: (i) the Conversion Amount divided by (ii) an amount equal to 0.6 of the VWAP of the Common Stock for the ten (10) Trading Days immediately preceding the Conversion Date (as defined below).

(c)                 Conversion Mechanics. To convert any Conversion Amount into New Round Stock or shares of the Common Stock (in either case, the “Conversion Shares”), the Holder shall by delivering to the Company at its principal office, or at such other office as the Company may designate (i) the notice of conversion attached as Exhibit A hereto (the “Notice of Conversion”), duly executed by the Holder and (ii) this Note (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction) (together, the “Conversion Materials”). As soon as practicable after the date that the Company receives the Conversion Materials, or a later date, if selected by the Holder in the Notice of Conversion (the “Conversion Date”), the Company, at its expense, shall cause to be issued in the name of and delivered to the Holder (x) written confirmation that the Conversion Shares have been issued in the name of the Holder, and (y) a new Note of like tenor representing the Outstanding Balance not converted by the Holder. The person or persons entitled to receive the shares of the Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

(d)                Definitions. For the purposes of this Note the following defined terms shall have the following meanings: (i) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed or quoted on a Trading Market (other than the OTC Bulletin Board or OTC Markets, Inc.), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding Trading Day) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (B) if the Common Stock is then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding Trading Day) on the OTC Bulletin Board, (C) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported on OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (D) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company; (ii) “Trading Day” means a day on which the principal Trading Market is open for trading; and (iii) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing), the OTC Bulletin Board or OTC Markets, Inc.

(e)                 Warrants. On the issuance date of this Note, the Holder shall receive a Warrant granting the Holder the right to purchase up to a number of shares of Common Stock equal to (i) 0.5 multiplied by (ii) the Outstanding Balance divided by 1.87, with an exercise price per share equal to $1.87.

(f)                  Registration Rights. Promptly following the earlier of (i) May 1, 2020, if Holder has converted all or a majority of the Outstanding Balance of the Note prior to such date; (ii) the final closing a Qualified Financing; and (iii) the Maturity Date (the “Registration Date”), the Company shall enter into a registration rights agreement with the Holder and the holders of outstanding Related Notes containing customary and usual terms pursuant to which the Company shall agree to prepare and file with the SEC a Registration Statement on or prior to the 90th calendar day following the Registration Date, covering the resale of any Conversion Shares, and shares of Common Stock underlying the Warrants (the “Registration Rights Agreement”). The Holder agrees to execute the Registration Rights Agreement as a condition to the Holder’s right to receive the registration rights set forth in the Registration Rights Agreement.

(g)                Trading Market Regulation.  Notwithstanding anything to the contrary, if on the Conversion Date the Common Stock is listed on a national securities exchange, the Holder may only convert an amount of the Outstanding Balance such that the total cumulative number of Conversion Shares and all shares issued upon the conversion of the Related Notes and the exercise of the Warrants and all warrants issued to holders of the Related Notes shall not exceed the requirements of Nasdaq Listing Rule 5635(d), except that such limitation shall not apply to the extent that the Company obtains the approval of its stockholders for such issuance.”

3.                   Notice to Transferees. Each Subscriber hereby covenants and agrees to provide any transferee of such Subscriber’s Note and Warrant with a copy of this Amendment.

4.                   Construction. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Subscription Agreement. The terms of this Amendment amend and modify the Related Notes as if fully set forth in each Related Note. If there is any conflict between the terms, conditions and obligations of this Amendment and the Related Notes, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Related Notes not specifically modified by this Amendment are preserved.

5.                   Counterparts; Electronic Transmission. This Amendment may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or via .pdf format shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to the other party. No party hereto or to any such agreement or instrument will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

Signatures on the Following Pages

In Witness Whereof, this Second Amendment to Convertible Promissory Notes is hereby executed as of the date first above written.

THE COMPANY:

NeuroOne Medical Technologies Corporation

By:
Name: David A. Rosa
Title: President and Chief Executive Officer

The undersigned hereby consents to this Second Amendment to Convertible Promissory Notes pursuant. This Consent shall constitute a consent pursuant to Section 7.6 of the Notes and, upon the Company’s receipt of the signatures to this Consent by the holders of at least a majority in original aggregate principal amount of the Notes, this Consent shall be binding upon each Holder of the Notes to the same extent as if set forth in each such Holder’s Note, whether or not such Holder has signed a counterpart hereof.

Each of the undersigned Consent Parties hereby covenants and agrees to provide any transferee of the Note a copy of this Second Amendment to Convertible Promissory Note.

SUBSCRIBER: _____________________

By:
Name:
Title:

Exhibit A

NOTICE OF CONVERSION

To:	NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Reference is made to the Convertible Promissory Note (the “Note”) issued to the undersigned by NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below. Capitalized terms not defined herein shall have the meaning as set forth in the Note.

Date of Conversion:_____________________________________________________

Aggregate Outstanding Balance to be converted: _______________________________

Please issue the Common Stock into which the Note is being converted to the Holder, or for its benefit, as follows: ______________________________________

Check here if requesting delivery as a certificate to the following name and to the following address: ☐

Issue to:

____________________________________

____________________________________

____________________________________

Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows: ☐

DTC Participant: ____________________________________

DTC Number: _______________________________________

Account Number: ____________________________________

The undersigned represents that: (i) the undersigned is an Accredited Investor (as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (as defined below)); (ii) the shares of the Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares of the Common Stock; (iii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iv) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (v) the undersigned understands that the shares of the Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (vi) the undersigned is aware that the shares of the Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares of the Common Stock for the period prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and that the Company has not made such information available and has no present plans to do so; and (vii) the undersigned agrees not to make any disposition of all or any part of the shares of the Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

In Witness Whereof, the undersigned, intending to be legally bound by the terms hereof, has caused this conversion notice to be duly executed as of the date set forth below by the undersigned.

Dated:____________________	By:
Name:
Title:

Tax ID:
Facsimile:
Email Address:

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